AMENDMENT TO CREDIT AGREEMENT

         This Amendment to Credit Agreement (the "AMENDMENT") is dated as of November 13, 2000 and amends that certain Credit Agreement (the "CREDIT Agreement") entered into as of the 29th day of June, 2000 (and effective as of October 28, 1999) by and between NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "COMPANY") and __________________ (the "LENDER").

                              W I T N E S S E T H :

         1. As of November 13, 2000 the Lender has advanced the Company $150,000 of the $300,000 total Credit Commitment it agreed to extend to the Company pursuant to the Credit Agreement.

         2. Both the Company and the Lender desire and have agreed to terminate the Lender's commitment to fund the balance of the $300,000 Credit Commitment or to make any further advances whatsoever to the Company pursuant to the Credit Agreement.

         3. Both the Lender and the Company therefore desire to amend the Credit Agreement to (i) terminate the aforementioned obligations of the Lender, (ii) clarify that the remainder of the Credit Agreement does not terminate until the "Termination Date" as such term is amended by this Amendment, (iii) amend the definition of the Termination Date to be June 29, 2003, which date conforms to the Maturity Date of the Note which was executed along with the Credit Agreement and (iv) modify the "Events of Default" in the Credit Agreement to delete any default arising from a "Material Adverse Change".

         NOW THEREFORE , in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following amendments to the Credit Agreement:

         1. MODIFICATION OF SECTION 2.1. Section 2.1 of the Credit Agreement is hereby modified to read in its entirety as follows:

         "THE CREDIT COMMITMENT. Lender and Company each agree that as of November 13, 2000, Lender has advanced $150,000 to the Company, and that that is the Principal Debt as of such date. Lender agrees to lend such amount to the Company until the Termination Date, on the terms and conditions set forth in this Credit Agreement, unless earlier repaid. Lender shall not be required to fund any other portion of the Unused Commitment pursuant to this Credit Agreement or the other Loan Documents."

         2. DELETION OF SECTION 2.2. The text of Section 2.2 of the Credit Agreement, including paragraphs (a), (b), (c) and (d), is hereby deleted in its entirety, including, without limitation any obligation of the Lender to make Advances as set forth in such Section, either directly or through its agent as described in such Section. References to such Section 2.2 in any other part of the Credit Agreement are hereby stricken, and the text of Section 2.2 shall appear as follows:

         2.2 [INTENTIONALLY OMITTED]

         3. MODIFICATION OF DEFINITION OF "TERMINATION DATE". The definition of the term "Termination Date " in Section 1 of the Credit Agreement is hereby modified to read in its entirety as follows:

         "Termination Date " means June 29, 2003."

         4. DELETION OF SECTION 3.1(E). The text of Section 3.1(e) of the Credit Agreement is hereby deleted in its entirety. References to such Section 3.1(e) in any other part of the Credit Agreement are hereby stricken and the text of such Section 3.1(e) shall appear as follows:

         (e) [INTENTIONALLY OMITTED]

         5. DELETION OF CERTAIN DEFINITIONS. The following definitions, which appear in Section 1.1 of the Credit Agreement are deleted in their entirety:
"Advance Date", "Material Adverse Change" and " Notice of Borrowing".

         6. CONTINUING EFFECTIVENESS. Except as amended by this Amendment, the terms and conditions of the Credit Agreement, which are incorporated by reference herein, remain in full force and effect.

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


         IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Credit Agreement as of the date above first written.




                                                LENDER:

                                                --------------------------------
                                                BY:
                                                     ---------------------------

                                                NAME:
                                                     ---------------------------

                                                TITLE:
                                                     ---------------------------



                                                COMPANY:

                                                NEW VISUAL ENTERTAINMENT, INC.,

                                                BY:
                                                     ---------------------------

                                                NAME:
                                                     ---------------------------

                                                TITLE:
                                                     ---------------------------